UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2006

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Town Center Drive, Suite 200, Dearborn, MI	48126-2716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 336-3000

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 1. Not applicable.

Section 2. Financial Information

Item 2.02	Results of Operations and Financial Condition

On March 9, 2006, Amerigon Incorporated (the “Company”) publicly announced its three and twelve month earnings for the period ended December 31, 2005. On the same date, the Company corrected certain errors in such public announcement by making a second, corrected, public announcement. A copy of the original Company news release announcing its earnings is filed as Exhibit 99.1 to this report and is incorporated in this report by reference. A copy of the second Company news release announcing a correction to the earlier news release is filed as Exhibit 99.2 to this report and is incorporated in this report by reference. The information in this Section 2, Item 2.02 and the attached exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Section 3 - 8. Not applicable.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Company news release dated March 9, 2006.

Exhibit 99.2	Company news release dated March 9, 2006 correcting certain errors in the news release filed as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

By:	/s/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

Date: March 9, 2006

Exhibit Index

99.1	Company news release dated March 9, 2006.

99.2	Company news release dated March 9, 2006 correcting certain errors in the news release filed as Exhibit 99.1.